Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Dick’s Sporting Goods, Inc. (the “Company”) for the period ended May 1, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy E. Kullman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIMOTHY E. KULLMAN	Date: May 21, 2010
Timothy E. Kullman
Executive Vice President — Finance, Administration and Chief Financial Officer

22